Filed pursuant to Rule 497(a)

File No. 333-183555

Rule 482ad

NEWS RELEASE

Contacts:

Main Street Capital Corporation

Dwayne L. Hyzak, CFO and Senior Managing Director

dhyzak@mainstcapital.com

713-350-6000

Dennard • Lascar Associates, LLC

Ken Dennard  |  ken@dennardlascar.com

Ben Burnham |  ben@dennardlascar.com

773-599-3745

Main Street Closes Public Offering of

$80.0 Million 6.125% Senior Unsecured Notes Due 2023

HOUSTON, April 2, 2013 — Main Street Capital Corporation (NYSE: MAIN) (“Main Street”) announced today that it closed the previously announced public offering of $80.0 million in aggregate principal amount of 6.125% senior unsecured notes due 2023 (the “Notes”). The Notes will mature on April 1, 2023, and may be redeemed in whole or in part at any time or from time to time at Main Street’s option on or after April 1, 2018. The Notes bear interest from April 2, 2013 at a rate of 6.125% per year payable quarterly on January 1, April 1, July 1 and October 1 of each year, beginning July 1, 2013. Main Street also granted the underwriters a 30-day option to purchase up to an additional $12.0 million in aggregate principal amount of Notes to cover over-allotments, if any. The Notes are expected to be listed on the New York Stock Exchange and trade under the symbol “MSCA.”

Main Street intends to use the net proceeds from this offering, including the net proceeds from any exercise of the underwriters’ over-allotment option, to initially repay outstanding debt borrowed under its credit facility, and then through re-borrowing under the credit facility, to make investments in accordance with its investment objective and strategies, to make investments in marketable securities and idle funds investments, to pay operating expenses and other cash obligations, and for general corporate purposes.

The joint book-running managers of this offering are Keefe, Bruyette & Woods, Inc., Raymond James and RBC Capital Markets, LLC.  The lead co-managers of this offering are BB&T Capital

Markets, a division of BB&T Securities, LLC, Sanders Morris Harris Inc. and Janney Montgomery Scott LLC.  The co-managers of this offering are Ladenburg Thalmann & Co. Inc., MLV & Co. LLC and Wunderlich Securities, Inc.  The Notes were sold pursuant to an effective shelf registration statement on Form N-2 that has been filed with, and has been declared effective by, the U.S. Securities and Exchange Commission.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the Notes referred to in this press release.

ABOUT MAIN STREET CAPITAL CORPORATION

Main Street (www.mainstcapital.com) is a principal investment firm that provides long-term debt and equity capital to lower middle market companies and debt capital to middle market companies. Main Street’s portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors.  Main Street seeks to partner with entrepreneurs, business owners and management teams and generally provides “one stop” financing alternatives within its lower middle market portfolio.  Main Street’s lower middle market companies generally have annual revenues between $10 million and $150 million. Main Street’s middle market debt investments are made in businesses that are generally larger in size than its lower middle market portfolio companies.

FORWARD-LOOKING STATEMENTS

This press release may contain certain forward-looking statements which are based upon Main Street management’s current expectations and are inherently uncertain. Any such statements other than statements of historical fact are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under Main Street’s control, and that Main Street may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual performance and results could vary materially from these estimates and projections of the future. Such statements speak only as of the time when made and are based on information available to Main Street as of the date hereof and are qualified in their entirety by this cautionary statement. Main Street assumes no obligation to revise or update any such statement now or in the future.

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